                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                            [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                                  Commission Only (as permitted by
[ ]  Definitive Additional Materials                             Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12

                               VENTRO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                               VENTRO CORPORATION
                              1500 PLYMOUTH STREET
                            MOUNTAIN VIEW, CA 94043

                                                                  April 20, 2000

Dear Shareholder:

     The Annual Meeting of Shareholders of Ventro Corporation will be held on Wednesday, May 24, 2000, at 10:00 a.m., Pacific Daylight Time, in the Stanford Conference Room, at the Hyatt Rickey's Hotel, located at 4219 El Camino Real, Palo Alto, California 94306.

     Only stockholders who owned stock at the close of business on April 10, 2000 can vote at this meeting or any adjournments that may take place. At the meeting we will:

     1. Elect a Board of Directors.

     2. Approve an amendment to the 1998 Stock Option Plan to reserve an additional 3,500,000 shares of Ventro common stock thereunder for issuance.

     3. Approve an amendment to the 1999 Board of Directors' Stock Option Plan to reserve an additional 30,000 shares of Ventro common stock thereunder for issuance.

     4. Approve the appointment of our independent auditors for fiscal year
        2000.

     5. Attend to other business properly presented at the meeting.

     Your Board of Directors recommends that you vote in favor of the four proposals outlined in this Proxy Statement.

     At the meeting, we will also report on Ventro's 1999 business results and other matters of interest to stockholders.

     Your vote is important. To ensure your representation, even if you cannot attend the Annual Meeting, please mark, sign, date and return the enclosed Proxy promptly.

                                          Sincerely,

                                          DAVID P. PERRY
                                          Chief Executive Officer and President

                               VENTRO CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, MAY 24, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of Ventro Corporation, a Delaware corporation, will be held at the Hyatt Rickey's Hotel, located at 4219 El Camino Real, Palo Alto, California 94306 on Wednesday, May 24, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect 9 directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To approve an amendment to the 1998 Stock Plan to reserve an additional 3,500,000 shares of common stock thereunder for issuance;

     3. To approve an amendment to the 1999 Board of Directors' Stock Plan to reserve an additional 30,000 shares of common stock thereunder for issuance;

     4. To approve the appointment of Ernst & Young LLP as the independent auditors of Ventro for fiscal year 2000; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for Directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on April 10, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ James G. Stewart
                                          JAMES G. STEWART
                                          Chief Financial Officer and
                                          Assistant Secretary
Mountain View, California
April 20, 2000

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                               VENTRO CORPORATION
             1500 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA 94043

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Ventro Corporation, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hyatt Rickey's Hotel, located at 4219 El Camino Real, Palo Alto, California, 94306 on Wednesday, May 24, 2000, at 10:00 a.m., local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1999, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about April 20, 2000.

SHARES OUTSTANDING, VOTING RIGHTS AND REVOCABILITY OF PROXIES

     At the close of business on April 10, 2000, the "Record Date" for determination the shareholders entitled to notice of and to vote at the Annual Meeting, the Company had approximately 45,051,555 shares of Common Stock ("Common Stock") outstanding, with a par value of $0.0002.

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The nominees for election as Directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting assuming the presence of a quorum. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     A shareholder who signs and returns a proxy may revoke that proxy at any time before the Annual Meeting or by ballot at the meeting.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the approval of the amendment to the 1998 Stock Plan, FOR the approval of the amendment to the 1999 Board of Directors' Stock Plan and FOR the appointment of Ernst & Young LLP as Ventro's independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

SOLICITATION

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The

Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. A proxy solicitor has been hired, Corporate Investor Communications, for which a fee of approximately $5,500 will be paid by the Company.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, the stockholders will elect nine (9) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a Director if elected.

     The names of the nominees, their ages as of March 31, 2000 and certain other information about them are set forth below:

   NAME OF NOMINEE     AGE                PRINCIPAL OCCUPATION
   ---------------     ---                --------------------
Brook H. Byers         54    Chairman of the Board
David P. Perry         32    President, Chief Executive Officer and Director
Charles R. Burke       57    Director
Jonathan D. Callaghan  31    Director
Paul J. Nowak          45    Director
John A. Pritzker       46    Director
Naomi O. Seligman      66    Director
L. John Wilkerson      56    Director
Jan Leschly            59    Director

There are no family relationships among any of the Directors or executive officers of the Company.

     BROOK H. BYERS has served as one of our Directors since May 1998 and as Chairman of the Board since March 1999. Mr. Byers is a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm which he joined in 1977. He was the founding President and Chairman of four lifesciences companies:
Hybritech Inc., IDEC Pharmaceuticals Corporation, InSite Vision Inc. and Ligand Pharmaceuticals Inc. Mr. Byers currently serves as a Director of drugstore.com and a number of privately-held technology companies. Mr. Byers serves on the Board of Directors of the University of California, San Francisco Foundation and the California Healthcare Institute. Mr. Byers holds a B.S. in electrical engineering from Georgia Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.

     DAVID P. PERRY co-founded Ventro in September 1997 and has served as our President, Chief Executive Officer and a Director since September 1997. From December 1995 to April 1997, he co-founded and served in various positions, including Chief Executive Officer, of Virogen, Inc., a biotechnology company. Mr. Perry has also held various positions at Exxon Corporation, including as a Refinery Operations Supervisor from January 1994 to May 1995, a financial analyst from March 1993 to January 1994, a project manager from September 1992 to March 1993 and an engineer from September 1990 to March 1992. Mr. Perry holds an M.B.A. from Harvard University and a B.S. in chemical engineering from the University of Tulsa.

     CHARLES R. BURKE has served as one of our Directors since January 1998. Dr. Burke has served as the President of Monument Partners, Inc., a consulting firm, since January 1998. From January 1994 to

December 1997, he served as the Chief Executive Officer of Research Biochemicals Incorporated, a research reagent supply company. Dr. Burke is also a Director of Endogen, Inc. Dr. Burke holds an A.B. in chemistry from Cornell University, a M.A. with honors in biology from Colgate University and a Ph.D. in biochemistry from the University of Illinois.

     JONATHAN D. CALLAGHAN has served as one of our Directors since September 1997. Mr. Callaghan has been a general partner of CMG@Ventures, a venture capital firm, since September 1997. Previously, from June 1991 to June 1995, Mr. Callaghan was an associate of Summit Partners, a venture capital firm. Mr. Callaghan also serves as a Director of Vicinity Corporation. Mr. Callaghan holds a B.A. in government from Dartmouth College and an M.B.A. with distinction from Harvard University.

     PAUL J. NOWAK has served as one of our Directors since November 1999. Mr. Nowak has served as the President and Chief Executive Officer of VWR Scientific Products since August 1999. He also serves as a Director of VWR. Mr. Nowak has worked at VWR in various capacities for over 22 years, most recently as Executive Vice President of Sales and Marketing from January 1998 to August 1999, as Senior Vice President of Sales from July 1995 to January 1998, and as Senior Vice President of Operations from January 1995 to July 1995.

     JOHN A. PRITZKER has served as one of our Directors since March 1998. Since 1988, Mr. Pritzker has served as President of the Red Sail Companies, a sports, retail and entertainment company which he founded, Mandara Spa LLC, a spa company which he founded, and Hyatt Ventures, Inc., a venture capital firm. Mr. Pritzker served as a Divisional Vice President of Hyatt Hotels and Resorts from 1984 to 1988. Mr. Pritzker served as Director of Ticketmaster Group, Inc. for five years. He holds an A.A. from Menlo College.

     NAOMI O. SELIGMAN has served as one of our Directors since June 1999. Ms. Seligman is a co-founder and has served as a senior partner of the Research Board, Inc., an information technology research group, since 1975. Ms. Seligman currently serves as a Director of The Dun and Bradstreet Corporation. Ms. Seligman holds a B.A. in economics with high honors from Vassar College and an M.B.A. from the London School of Economics.

     L. JOHN WILKERSON has served as one of our Directors since March 1999. Dr. Wilkerson is a co-founder and has been a general partner of Galen Associates, a venture capital firm, since May 1990, and has been a consultant to The Wilkerson Group, a health care products consulting firm, since May 1996. Previously, Dr. Wilkerson served as a Vice President of Smith Barney. He is currently a Director of British Biotech Plc, Stericycle, Inc. and TheraTX, Incorporated. Dr. Wilkerson holds a B.S. in plant science from Utah State University and an M.S. and Ph.D. in economics from Cornell University.

     JAN LESCHLY has served as one of our Directors since April 2000. Mr. Leschly is currently, and has been a Director and President and Chief Executive Officer of SmithKline Beecham Corporation since April 1994. Mr. Leschly joined SmithKline Beecham as a Director and Chairman of SmithKline Beecham Pharmaceuticals in June 1990. Mr. Leschly holds a BS in Pharmacy from the Copenhagen College and a BS in Business Administration from the Copenhagen School of Economics and Business Administration.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the period from December 31, 1998 through December 31, 1999 (the "last fiscal year"), the Board met 19 times, and no Director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he or she serves. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee consists of Directors Charles Burke and John Wilkerson. The Audit Committee held one meeting during the last fiscal year. The Audit Committee is responsible for the appointment of the independent auditors of the Company, reviewing all recommendations of the Company's independent auditors, overseeing the Company's internal accounting controls and reviewing the scope of the audit and fees for services rendered.

     The Compensation Committee consists of Directors Charles Burke, Brook Byers and Jonathan Callaghan. The Compensation Committee, which held nine meetings during the last fiscal year, establishes and administers the Company's policies regarding annual executive salaries, cash incentives and long-term equity incentives. The Compensation Committee also administers the Company's 1998 Stock Plan, 1999 Directors' Stock Plan, and 1999 Employee Stock Purchase Plan.

COMPENSATION OF DIRECTORS

     Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board. The Company's 1999 Directors' Stock Plan (the "Directors' Plan") provides that each person who becomes a non-employee Director of the Company will be granted a non-statutory stock option to purchase 12,500 shares of Common Stock on the date on which the optionee first becomes a non-employee Director of the Company. Thereafter, on the date of each Annual Meeting of the Company's stockholders at which such Director is elected, each such non-employee Director is granted an additional option to purchase 5,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. All of the nominees for Director will have served for more than six months at the time of the Annual Meeting, with the exception of Jan Leschly, and so will receive options to purchase 5,000 shares of the Company's Common Stock under the Directors' Plan if they are reelected to the Board at the Annual Meeting.

RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO 1.

                                 PROPOSAL NO. 2

  AMENDMENT TO THE 1998 STOCK PLAN RESERVING AN ADDITIONAL 3,500,000 SHARES OF
                  VENTRO COMMON STOCK FOR ISSUANCE THEREUNDER

     The Board of Directors has approved a recommendation of the Compensation Committee, and recommends to the stockholders, that the number of options available for future issuance under the 1998 Stock Plan (the "1998 Stock Plan") be increased to 16,277,133 from 12,777,133, or by 3,500,000 shares. Subsequent to the proposed increase, the options issued, outstanding and available for future grant will represent a 24% dilution of the outstanding common shares on a fully diluted basis. As of February 29, 2000, the Company had 5,046,480 options issued and outstanding and 5,452,103 options available for future grant. In addition, the 1998 Stock Plan has an annual "evergreen" provision equal to the lesser of 1,250,000 options, or 3% of the Company's outstanding common stock on the last day of the preceding fiscal year end or a lesser number determined by the Company's Board of Directors. Subsequent to approval, the 1998 Stock Plan is estimated to meet the needs of the Company for up to 2 years.

     The Board of Directors considers the availability of options to be a critical component of the Company's compensation package that enhances its ability to attract and retain executives and key employees. In support of the Company's current aggressive growth strategy and the need to remain competitive in order to attract and retain future talent, the Board of Directors supports the need for the increase in the 1998 Stock Plan by 3,500,000 shares.

DESCRIPTION OF THE 1998 STOCK PLAN

     The 1998 Stock Plan was originally adopted by the Board of Directors in January 1998 and approved by the stockholders in March 1998. Stock options granted under the 1998 Stock Plan may not have a term of more than ten years and generally remain exercisable for a period of three months following termination of the optionee's employment or consulting relationship with Ventro, with longer periods applying in the event this termination occurs as a result of death or disability. The exercise price of all incentive stock options must be at least equal to the fair market value of the common stock at the time of the grant, except in the case of incentive stock options granted to persons owning stock that represents more than 10% of the total combined voting power of all classes of our outstanding capital stock , in which case the exercise price must equal at least

110% of the fair market value of the common stock at the time of the grant. The exercise price of non-statutory stock options will be determined by the administrator, except that for grants to certain of our executive officers, the exercise price must be at least 100% of the fair market value if the option is intended to qualify as performance-based compensation under the tax rules.

     Options granted under the 1998 Stock Plan are generally subject to vesting at a rate of 25% at the end of the first year and 2.083% of the original number of shares per month thereafter. The Administrator has the authority to grant options which are exercisable prior to vesting, in which case the unvested portion of the exercised shares are subject to a right of repurchase in favor of Ventro at the optionee's original cost.

     In the event of the sale of all or substantially all of our assets, or our merger, or consolidation with or into another corporation where the successor corporation issues its securities to our stockholders, each outstanding option or stock purchase right shall be assumed or an equivalent option or stock purchase right shall be substituted by the successor corporation. If the successor corporation refuses to do an assumption or substitution, each outstanding option or stock purchase right granted under the 1998 Stock Plan shall terminate.

     The 1998 Stock Plan may be administered by the Board of Directors and or by a committee appointed by the Board to administer the Plan. The Board of Directors has appointed the Compensation Committee to administer the 1998 Stock Plan. The administrator has the authority to grant options and stock purchase rights and to determine the terms of these awards, provided these grants are not inconsistent with the terms of the 1998 Stock Plan. The administrator has the authority to amend or terminate the 1998 Stock Plan provided that no action that impairs the rights of any holder of an outstanding option may be taken without the holders consent.

RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. 2

                                 PROPOSAL NO. 3

       AMENDMENT TO THE 1999 BOARD OF DIRECTORS' STOCK PLAN RESERVING AN
        ADDITIONAL 30,000 SHARES OF COMMON STOCK THEREUNDER FOR ISSUANCE

     The Board of Directors recommends that the shareholders approve a proposal to increase the number of shares of Ventro Common Stock available for issuance under the 1999 Board of Directors Stock Plan (the "Directors' Plan") by 30,000 shares. If this change is approved, the total number of common shares reserved for grants under the Directors' Plan will be increased from 250,000 to 280,000.

     The Company's Directors currently receive no cash compensation for service on the Board. Instead, each non-employee Director is granted an option to acquire 12,500 shares at the beginning of his or her service on the Board and 5,000 additional shares at each annual meeting provided he or she has served six months on the board. These options are exercisable at the market price of the common shares on the date of grant and thus serve to directly align the interest of the Directors with those of Ventro's shareholders. The Board believes that its ability to grant options to directors is an important tool to recruit high caliber persons to the Board, and it also enables the Company to conserve its resources by not having to pay Directors' fees in cash.

     At February 29, 2000, there were 87,500 shares of common stock issuable upon the exercise of options granted under the Directors' Plan, and 125,000 shares are available for future grants.

DESCRIPTION OF THE DIRECTORS' PLAN

     The Directors' Plan was adopted by the Board of Directors in May 1999 and was approved by the stockholders in July 1999. The Directors' Plan provides for the grant of nonstatutory stock options to our nonemployee directors. The Directors' Plan is designed to work automatically without administration; however, to the extent administration is necessary, it will be performed by the Board of Directors. To the extent conflicts of interests arise, it is expected that they will be addressed by abstention of any interested Director from both deliberations and voting regarding matters in which this Director has a personal interest.

     The Directors' Plan provides that each person who is or becomes a nonemployee Director of Ventro will be granted a nonstatutory stock option to purchase 12,500 shares of common stock on the date on which the optionee first becomes a nonemployee Director of Ventro. On the date of our annual stockholders meeting, each of our nonemployee Directors will be granted an additional option to purchase 5,000 shares of common stock if on that date, he or she has served on our Board of Directors for at least six months.

     The Directors' Plan sets neither a maximum nor a minimum number of shares for which options may be granted to any one nonemployee Director, but does specify the number of shares that may be included in any grant and the method of making a grant. The Directors' Plan provides that each option granted under the Directors' Plan shall vest and become exercisable in full immediately upon grant of the option. If a nonemployee director ceases to serve as a Director for any reason other than death or disability, he or she may, but only within 90 days after the date he or she ceases to be one of our Directors, exercise options granted under the Directors' Plan. If he or she does not exercise the option within this 90 day period, the option shall terminate. The exercise price of all stock options granted under the Directors' Plan must be equal to the fair market value of a share of our common stock on the date of grant of the option. Options granted under the Directors' Plan have a term of ten years.

     In the event of a sale of all or substantially all of our assets, our merger with, or into another corporation or any other reorganization of Ventro in which more than 50% of our shares entitled to vote are exchanged, each nonemployee Director shall have the right to exercise each option immediately prior to completion of the transaction. The Board of Directors may amend or terminate the Directors' Plan: however, these actions may not adversely affect any outstanding option. We will obtain stockholder approval for any amendment to the extent required by applicable law. If not terminated earlier, the Directors' Plan will have a term of ten years.

RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. 3

                                 PROPOSAL NO. 4

              APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has approved the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for fiscal year 2000 subject to your approval. Ernst & Young has served as the our independent auditors since 1998. A representative of Ernst & Young is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Audit services provided by Ernst & Young during fiscal year 1999 included an audit of the Company's consolidated financial statements and a review of the Company's Annual Report as well as performing various non-audit services to the Company.

RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. 4

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of February 29, 2000 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this Proxy Statement, and (iv) all directors and executive officers of the Company as a group (13 persons).

                                                    AMOUNT AND
                                                    NATURE OF
                                                    BENEFICIAL     PERCENT OF
                 NAME AND ADDRESS                   OWNERSHIP     COMMON STOCK
                 ----------------                   ----------    ------------
Entities affiliated with Kleiner Perkins Caufield
  & Byers(1)......................................   3,060,297         6.9%
  2750 Sand Hill Road
  Menlo Park, CA 94025
Entities affiliated with Warburg, Pincus
  Ventures(2).....................................   3,060,297         6.9%
  466 Lexington Avenue
  New York, New York 10017-3147
The Bay City Capital Fund I, L.P.(3)..............   2,795,018         6.3%
  750 Battery Street
  San Francisco, CA 94104
Entities affiliated with CMG@Ventures(4)..........   7,769,807        17.4%
  3000 Alpine Road
  Menlo Park, CA 94028
VWR Scientific Products Corporation...............   2,538,405         5.7%
  1310 Goshen Parkway
  West Chester, PA 19380
David P. Perry(5).................................   1,725,854         3.9%
David A. Weber(6).................................     204,084           *
Pierre V. Samec(7)................................     225,141           *
Martha D. Greer(8)................................     216,250           *
James S. Wambach(9)...............................     229,250           *
William C. Klintworth, Jr.........................   2,497,311         5.6%
Charles R. Burke(10)..............................      75,284           *
Brook H. Byers(11)................................   3,072,797         6.9%
Jonathan D. Callaghan(12).........................   7,795,507        17.5%
Paul J. Nowak(13).................................   2,569,652         5.8%
John A. Pritzker(14)..............................   2,814,385         6.3%
Naomi Seligman(15)................................      17,500           *
L. John Wilkerson(16).............................   1,811,973         4.1%
All executive officers and directors as a group
  (13 persons)(17)................................  23,267,488        52.1%

---------------
  *  Less than 1%.

 (1) Represents (i) 2,748,148 shares held by Kleiner Perkins Caufield & Byers VIII, L.P.; (ii) 153,014 shares held by KPCB Life Sciences Zaibatsu Fund II, L.P.; and (iii) 159,135 shares held by KPCB VIII Founders Fund, L.P. Does not include 12,500 shares issuable under stock options granted to Mr. Byers that are currently exercisable or exercisable within 60 days of February 29, 2000. The general partner of Kleiner Perkins Caufield & Byers VIII, L.P. and KPCB VIII Founders Fund is KPCB VIII Associates. The general partner of KPCB Life Sciences Zaibatsu Fund II, L.P. is KPCB VII Associates.

 (2) Warburg, Pincus & Co. is the sole general partner of Warburg, Pincus Ventures, L.P., which is managed by E.M. Warburg, Pincus & Co., LLC. Lionel
     I. Pincus is the managing partner of Warburg, Pincus &

     Co. and the managing member of E.M. Warburg, Pincus & Co., LLC, and may be deemed to control both entities.

 (3) Certain trusts for the benefit of the lineal descendants of Nicholas J. Pritzker, deceased, including John A. Pritzker, one of our directors, are indirect investors in The Bay City Capital Fund I, L.P. Mr. Pritzker disclaims any beneficial ownership in the shares held by The Bay City Capital Fund I, L.P., except for 6,867 shares. Of the shares reported, certain individuals, including Mr. Pritzker, have beneficial ownership of 60,397 shares. Includes distribution of 640,000 shares to the partners of Bay City Capital subsequent to February 10, 2000.

 (4) Represents (i) 2,715,157 shares held by CMG@Ventures II, LLC; (ii) 3,036,648 shares held by @Ventures III LP; (iii) 911,033 shares held by @Ventures Foreign Fund III LP; (iv) 1,005,871 shares held by CMG@Ventures III, LLC; and (v) 101,098 shares held by @Ventures Investors LLC. Does not include 25,700 shares owned by Johnathan D. Callaghan, one of our directors

 (5) Represents (i) 1,719,854 shares held by Mr. Perry; and (ii) 6,000 shares held by the 1999 David P. Perry Irrevocable Trust. Includes 107,866 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with Ventro.

 (6) Includes 150,000 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with Ventro.

 (7) Includes 135,938 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of his employment with Ventro.

 (8) Includes 164,063 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with Ventro.

 (9) Includes 145,313 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with Ventro.

(10) Represents (i) 14,011 shares held by Mr. Burke subject to repurchase by Ventro within 60 days of February 29, 2000 and (ii) 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000. Includes 14,011 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with Ventro.

(11) Represents (i) 2,748,148 shares held by Kleiner Perkins Caufield & Byers VIII, L.P.; (ii) 153,014 shares held by KPCB Life Sciences Zaibatsu Fund II, L.P (iii) 159,135 shares held by KPCB VIII Founders Fund, L.P.; and
     (iv) 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000. Mr. Byers, a General Partner of Kleiner Perkins Caufield & Byers, disclaims beneficial ownership of the shares held by Kleiner Perkins Caufield & Byers VIII, L.P., KPCB Life Sciences Zaibatsu Fund II, L.P. and KPCB VIII Founders Fund, L.P., except to the extent of his pecuniary interest in these entities arising from his general partnership interest in these funds.

(12) Represents (i) 2,715,157 shares held by CMG@Ventures II, LLC; (ii) 3,036,648 shares held by @Ventures III LP; (iii) 911,033 shares held by @Ventures Foreign Fund III LP; (iv) 1,005,871 shares held by CMG@Ventures III, LLC; (v) 101,098 shares held by @Ventures Investors LLC; and (vi) 25,700 shares held by Mr. Callaghan, a General Partner of CMG@Ventures and a director of Ventro. Mr. Callaghan disclaims beneficial ownership of the shares held by CMG@Ventures II, LLC, except to the extent of his pecuniary interest therein arising from his general partnership interest in these funds.

(13) Represents (i) 2,538,405 shares held by VWR Scientific Products Corporation, of which Mr. Nowak is the President and Chief Executive Officer; and (ii) 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000. Mr. Nowak disclaims beneficial ownership of the shares held by VWR Scientific Products Corporation.

(14) Includes 2,097,121 shares held by The Bay City Capital Fund I, L.P. Certain trusts for the benefit of the lineal descendants of Nicholas J. Pritzker, deceased, including John A. Pritzker, one of our directors, are indirect investors in The Bay City Capital Fund I, L.P. Mr. Pritzker disclaims any beneficial ownership in the shares held by The Bay City Capital Fund I, L.P., except for 6,867 shares held directly by

     Mr. Pritzker. Also includes 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000. Includes distribution of 640,000 shares to the partners of Bay City Capital subsequent to February 10, 2000.

(15) Includes 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000.

(16) Represents (i) 1,799,473 shares held by entities affiliated with Galen Associates, an entity with which Dr. Wilkerson is affiliated; (ii) 12,500 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000; (iii) 1,598,260 shares and a warrant to purchase 45,678 shares of common stock exercisable within 60 days of February 29, 2000 held by Galen Partners III, L.P.; (iv) 144,670 shares and a warrant to purchase 4,134 shares of common stock exercisable within 60 days of February 29, 2000 held by Galen Partners III, L.P.; and
     (v) 6,544 shares and a warrant to purchase 187 shares of common stock exercisable within 60 days of February 29, 2000 held by Galen Employee Fund III, L.P. Dr. Wilkerson, a co-founder of Galen Associates and one of our directors, disclaims beneficial ownership of the shares held by entities affiliated with Galen Associates, except to the extent of his pecuniary interest in these entities arising from his general partnership interest in these funds.

(17) Includes 135,936 shares issuable under stock options that are currently exercisable or exercisable within 60 days of February 29, 2000 and 717,191 shares subject to repurchase by Ventro as of February 29, 2000 in the event of a termination of employment with us.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation earned by (a) the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1999; (b) the four other most highly compensated individuals who served as an executive officer of the Company during the fiscal year ended December 31, 1999, ((a) and (b) collectively the "Named Executive Officers"); and (c) the compensation received by each such individual for the Company's two preceding fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                     ------------
                                                                                        AWARDS
                                                             ANNUAL COMPENSATION     ------------
                                                             --------------------     SECURITIES
                                                   FISCAL     SALARY      BONUS       UNDERLYING
            NAME & PRINCIPAL POSITION               YEAR       ($)         ($)         OPTIONS
            -------------------------              ------    --------    --------    ------------
David P. Perry...................................   1999     $192,551          --           --
  President, Chief Executive Officer and Director   1998       98,375    $ 20,000(1)        --
                                                    1997       14,088          --           --
David A. Weber...................................   1999      333,839      50,000(1)   200,000
  Vice President, Supplier Relations                1998           --          --           --
                                                    1997           --          --           --
Pierre V. Samec..................................   1999      235,060     100,000(1)    75,000
  Chief Information Officer                         1998       83,333     150,000(1)   225,000
                                                    1997           --          --           --
Martha D. Greer..................................   1999      197,441     125,000(1)   235,000
  Vice President, Marketing                         1998           --          --           --
                                                    1997           --          --           --
James S. Wambach.................................   1999      201,929     100,000(1)        --
  Vice President, Worldwide Sales                   1998       47,584      50,000(1)   225,000
                                                    1997           --          --           --

---------------
(1) Include bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

              OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1999

     The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year.

                                            INDIVIDUAL GRANTS(1)
                           -------------------------------------------------------     POTENTIAL REALIZABLE
                                              PERCENT                                    VALUE AT ASSUMED
                            NUMBER OF     OF TOTAL OPTIONS                             ANNUAL RATES OF STOCK
                            SECURITIES        GRANTED                                   PRICE APPRECIATION
                            UNDERLYING      TO EMPLOYEES     EXERCISE                   FOR OPTION TERM(1)
                           OPTIONS/SARS      IN FISCAL       OF BASE    EXPIRATION   -------------------------
          NAME               GRANTED            YEAR          PRICE        DATE          5%            10%
          ----             ------------   ----------------   --------   ----------   -----------   -----------
David P. Perry...........         --             --              --           --              --            --
David A. Weber...........    200,000(2)         5.6%          $1.50       2/8/09     $35,861,461   $57,281,083
Pierre V. Samec..........     75,000(3)         2.1%          $5.00      4/26/09     $13,185,548   $21,217,906
Martha D. Greer..........    225,000(4)         6.6%          $1.50      1/27/09     $40,344,143   $64,441,218
                              10,000(3)          .3%          $5.00      4/26/09     $ 1,758,073   $ 2,829,054
James S. Wambach.........         --             --              --           --              --            --

---------------
(1) The 5% and 10% assumed annual rates at compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive director or any other holder of the Company's securities that the actual stock price appreciation over the 10 year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2) The options were granted on February 8, 1999 and twenty-five percent (25%) will vest on February 8, 2000. The remaining shares vest monthly over the succeeding three years.

(3) The options were granted on April 27, 1999 and twenty-five percent (25%) will vest on March 1, 2000. The remaining shares vest monthly over the succeeding three years.

(4) The options were granted on January 27, 1999 and twenty-five percent (25%) will vest on January 4, 2000. The remaining shares vest monthly over the succeeding three years.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 1999.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                               OPTIONS AT               IN-THE-MONEY OPTIONS
                            SHARES                        DECEMBER 31, 1999 (#)       AT DECEMBER 31, 1999 ($)
                         ACQUIRED ON       VALUE       ---------------------------   ---------------------------
         NAME            EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ------------   ------------   -----------   -------------   -----------   -------------
David P. Perry.........         --              --            --               --           --               --
David A. Weber.........    200,000        $300,000            --               --           --               --
Pierre V. Samec........         --              --            --           75,000           --      $ 7,950,000
Martha D. Greer........    225,000         337,500            --           10,000           --        1,060,000
James S. Wambach.......         --              --            --               --           --               --

---------------
(1) Based on the fair market value of the Company's Common stock at December 31, 1999 ($110.00) per share less the exercise price payable for such shares.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the report and the Stock Performance Graph which follow shall not be deemed to be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews and approves the salary, bonus and other benefits payable to our Chief Executive Officer, and the Company's other executive officers. It also administers the Company's employee stock option and employee stock purchase plans.

COMPENSATION PHILOSOPHY

     The Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. The Compensation Committee believes that compensation of the Company's executive officers should promote the following objectives:

     1. To attract, motivate, and retain a highly qualified executive management team on a long-term basis.

     2. To encourage the creation of stockholder value and achievement of strategic corporate objectives by providing executives with long-term incentives through equity ownership.

     3. To integrate compensation practices with the Company's annual and long-term corporate objectives and strategies focusing executive behavior on the fulfillment of those objectives.

     4. To maintain an above market competitive position when compared to the practices of similar technology companies taking into account relative company size, performance and geographic factors.

     5. To provide fair and equitable compensation that is consistent with internal compensation programs and external compensation practices.

COMPENSATION COMPONENTS

     The Company's existing compensation structure for executive officers generally includes a combination of base salary, cash bonus and stock options. Compensation may include cash bonuses for performance. The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

BASE SALARY

     The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete for executive talent, and the incentives necessary to attract and retain qualified management. Salary levels are largely determined through comparisons with companies of similar headcount and market capitalization or complexity in the information technology and business to business e-commerce industries. The Committee believes that the comparison companies are the best group for comparing the Company's compensation levels because the Company competes with this group of companies for employees.

     Executive salaries at Ventro are based on individual performance contributions within a competitive salary range developed for each position through job evaluation or responsibilities and market comparisons. The Human Resources Department reviews Ventro's competitive position in the marketplace and recommends adjustments to the Compensation Committee.

     Base salary is adjusted each year to take into account the executive officer's performance and to maintain a competitive salary structure. The Compensation Committee conducts reviews of executive compensation practices on an annual basis and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. The Compensation Committee believes that, on the basis of its knowledge of executive compensation in the industry, that the Company's salary levels for the executive officers are at a level that is considered reasonable and necessary given the Company's financial resources and the stage of the Company's development.

CASH-BASED INCENTIVE COMPENSATION

     Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as revenue growth, levels of gross margin and operating expense. In connection with determining annual bonuses the Committee established a bonus target for each executive officer under the Ventro Corporation Executive Incentive Program. The Committee will consider various factors to determine levels of bonus payouts and targets that are linked to the Company's strategic objectives. Factors may include but are not limited to the following:

     1. Achievement of revenue, margin, and operating expense targets.

     2. Anticipated introduction of new products and verticals.

     3. General economic conditions of business to business and e-commerce industries.

     4. Financial performance relative to competitors.

     5. The Company's ability to maintain an above market competitive position through the administration of the total compensation program.

The target bonus for an executive is intended to relate to his or her impact on corporate results, financially and otherwise. The percentage of the target bonus received will be determined by the multiple performance objectives that are actually achieved.

LONG-TERM INCENTIVE COMPENSATION

     The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under this plan by the Compensation Committee take the form of stock options, or in the case of the Chief Executive Officer, stock grants, designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Through Ventro's Stock Plan grants and the Ventro Employee Stock Purchase Program, executives can participate in the ownership of the Company. Stock option grants also provide incentives for executives to stay with Ventro and contribute to its success.

     Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and internal and external market comparability considerations. The Compensation Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position with the Company and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

     Each option grant allows the executive officer to acquire shares of Common Stock at a fixed option price (the fair market value of the stock on the day the grant is approved by the Compensation Committee) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period; contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service and then only if the market price of the Common Stock appreciates over the option term.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     David Perry has served as the Company's President and Chief Executive Officer since September 1997. His base salary for fiscal year 1999 was $180,000. The Company believes that Mr. Perry's compensation was comparable to that of other executives at similarly situated companies. The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation," and "Long-Term Incentive Compensation" will be applied in adjusting the amount of Mr. Perry's salary and other incentives. For fiscal year 1999, Mr. Perry's base compensation was lower than the base salaries of other executive officers with the Company because his primary compensation incentive was through restricted stock, consistent with the Company's Long-Term Incentive Compensation philosophy. The Company's objectives for fiscal year 1999 included an initial public offering, the development of the Company's executive team and the development of business plans consistent with the growth plans for the Company. Through long-term incentives in amounts tied to overall business objectives, Mr. Perry will be thereby rewarded provided there are increases to stockholder value.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit for any officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2000 will exceed that limit. The Company's 1998 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under the plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.
                                          Compensation Committee:
                                          Brook Beyers
                                          Charles Burke
                                          Jonathan Callaghan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of three members and the Board of Directors currently consists of nine members. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or Directors of another entity.

                           RELATED PARTY TRANSACTIONS

EQUITY TRANSACTIONS

     Some of our Directors, executive officers and affiliates have entered into transactions with us. In March 1999 and April 1999, we issued and sold 5,299,951 shares of our Series C preferred stock at a price of $5.716 per share. All of the outstanding shares of Series C preferred stock converted into common stock upon consummation of Ventro's initial public offering in July 1999. Of the total 5,299,951 shares of Series C Preferred Stock issued (i) 1,749,474 shares were purchased by entities affiliated with Galen Associates, an entity with which Dr. Wilkerson, one of our directors, is affiliated; (ii) 393,631 shares were purchased by entities affiliated with Kleiner Perkins Caufield & Byers, an entity with which Mr. Byers, one of our Directors, is affiliated; (iii) 393,631 shares were purchased by Warburg, Pincus Ventures L.P., an entity with which Mr. Lewis, one of our former Directors, is affiliated; (iv) 393,631 shares were purchased by The Bay City Capital Fund I, L.P., an entity with which Mr. Pritzker, one of our Directors, is affiliated; and (v) 6,997 shares were purchased by Dr. Burke, one of our directors. In addition, in March 1999, we issued warrants to purchase a total of 49,999 shares of common stock at an exercise price of $5.20 per share to entities affiliated with Galen Associates, an entity with which Dr. Wilkerson, one of our directors, is affiliated.

     In March 1999, we entered into a strategic relationship agreement with VWR to jointly market VWR laboratory products using the Chemdex Marketplace. The agreement gives us the right to offer approximately 350,000 VWR core SKUs to our customers through the Chemdex Marketplace. We are jointly developing with VWR a hosted, co-branded Internet purchasing solution for VWR's existing and future customers that will provide access to VWR core products, and products that are not distributed by either VWR or us, but are purchased from third parties. In connection with the strategic relationship agreement, VWR transferred to us information concerning VWR customers who purchased products from third-party suppliers outside VWR's primary product offering and, in exchange, we issued 2,538,405 shares of common stock valued at $13.9 million to VWR. VWR also entered into a standstill agreement limiting its ownership in Ventro to 10% of our outstanding securities, including outstanding options and warrants. This percentage can be exceeded if any one company from a specified list of companies acquires more than 10% of our outstanding securities, including outstanding options and warrants. Mr. Nowak, one of our Directors, is President and Chief Executive Officer of VWR.

AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS

     In January 1999, we entered into a separation agreement with Scott Waterhouse. Mr. Waterhouse previously served as our Vice President, Supplier Relations. Under this agreement, Mr. Waterhouse received severance benefits upon the termination of his employment with us.

     Some of our officers, including Ms. Greer, Mr. Samec, Mr. Wambach and Mr. Weber, will receive six months of accelerated vesting of stock options then held in the event of their termination without cause. In the event Mr. Samec is terminated without cause prior to December 31, 2001, Mr. Samec will receive twelve months of then-current salary. In addition, in the event of a termination with or without cause, Ms. Greer will receive the greater of six months of then-current salary or $100,000, Mr. Weber will receive the greater of six months of then - current salary or an amount equal to salary for 15 months less the time we employed him, and Mr. Wambach will receive the greater of six months of then - current salary or $87,500. If Mr. Stewart is terminated without cause or resigns due to pressing family concerns prior to March 2001, his stock will vest in an amount equal to what he would have vested had he been employed through February 2001.

     In addition, we have entered into change of control agreements with Ms. Greer, Mr. Perry, Mr. Samec, Mr. Stewart, Mr. Wambach, Mr. Weber and our other key employees, where the shares held by these employees shall become fully vested if (a) we are merged into another entity or sold and (b) the employee is terminated by the surviving entity without cause within twelve months of the closing of the transaction. Ventro has also entered into a change of control agreement with Dr. Burke, under which any options subject to vesting or shares subject to a right of repurchase by us then held by Dr. Burke will become fully vested upon the closing of a merger in which more than 50% of the total voting power of Ventro is transferred or a sale of all or substantially all of our assets in a complete liquidation or dissolution of Ventro.

     The following executive officers have executed full-recourse promissory notes in the amounts set forth after their names in connection with their purchases of shares of our common stock:

                                                 PRINCIPAL
                     NAME                         AMOUNT      RATE      DATE
                     ----                        ---------    ----    --------
Martha D. Greer................................  $337,455     4.71%   02/26/99
Pierre V. Samec................................    33,705     5.12    10/21/98
James S. Wambach...............................    33,705     4.64    01/22/99
David A. Weber.................................   299,970     4.71    02/26/99

     These notes became due in April, 2000. They bear interest at the lowest rate allowed under federal tax law to avoid the imputation of interest, compounded annually.

     Except for the forgiveness of a $10,000 promissory note held by Mr. Perry and the terms of the loans above to the Named Executive Officers, the related transactions were on terms that are no more favorable than those that would have been agreed upon by third parties on an arm's length basis.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the monthly change in the Company's cumulative total stockholder return on its Common Stock over a period of nine months commencing July 27, 1999 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) and ending March 31, 2000, to the cumulative return over such period of (i) The Nasdaq National Market Composite Index, and (ii) the Standard and Poor's 500 Index. The graph assumes that $100 was invested on July 27, 1999 in the common stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $15.00, the initial public offering price of Ventro's common stock and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

              COMPARISON OF NINE MONTHS CUMULATIVE TOTAL RETURN *
 AMONG VENTRO CORPORATION, NASDAQ NATIONAL MARKET COMPOSITE INDEX, AND STANDARD
                              AND POOR'S 500 INDEX

                                                   VENTRO CORPORATION                S&P 500                NASDAQ COMPOSITE
                                                   ------------------                -------                ----------------
7/27/99                                                  100.00                      100.00                      100.00
9/31/99                                                  102.71                       96.54                      104.08
12/31/99                                                 370.00                      110.58                      154.23
3/31/00                                                  263.33                      114.69                      187.93

* Assumes $100 invested on July 27, 1999 in Ventro common stock or indexes, including reinvestment of dividends.

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE
                              NEXT ANNUAL MEETING

     Proposals of stockholders intended to be included in the Company's next proxy statement, including nominations for Directors, for the next Annual Meeting of Stockholders must be received by the Company Secretary, at our executive offices, 1500 Plymouth Street, Mountain View, California, 94043, no later than January 24, 2001.

     If you intend to present a proposal at our 2001 Annual Meeting of Stockholders, but do not intend to have it included in our next proxy statement, you must deliver a copy of your proposal to our Secretary at our principal executive offices listed above no later than March 5, 2001. If we do not receive your proposal within this timeframe, our management will use its discretionary authority to vote the shares it represents by proxy as our board of directors may recommend.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements except for Mr. Paul Nowak who filed one late Form 3 reporting his initial beneficial ownership of Ventro shares.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ James G. Stewart
                                          James Stewart
                                          Chief Financial Officer and Assistant
                                          Secretary
April 20, 2000
Mountain View, California

                               VENTRO CORPORATION

                                 1998 STOCK PLAN


        1. PURPOSES OF THE PLAN. The purposes of this 1998 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

               (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

               (c) "BOARD" means the Board of Directors of the Company.

               (d) "CODE" means the Internal Revenue Code of 1986, as amended.

               (e) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Paragraph 4(a) of Section 4 of the Plan.

               (f) "COMMON STOCK" means the Common Stock of the Company.

               (g) "COMPANY" means Ventro Corporation, a Delaware corporation.

               (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

               (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Administrator, provided that an Employee or Consultant shall not be considered interrupted in the case of:
(i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

               (j) "DIRECTOR" means a member of the Board.

               (k) "EMPLOYEE" means any person (including if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a director shall not be sufficient to constitute "employment" of such director by the Company.

               (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (m) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

               (o) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

               (p) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

               (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

               (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "OPTION" means a stock option granted pursuant to the Plan.

               (t) "OPTION AGREEMENT" means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

               (u) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

               (v) "OPTIONEE" means an Employee or Consultant who receives an Option or a Stock Purchase Right.

               (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

               (x) "PLAN" means this 1998 Stock Plan.

               (y) "REPORTING PERSON" means an Officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

               (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

               (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between a holder of a Stock Purchase Right and the Company reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

               (bb) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

               (cc) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (dd) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 10 below.

               (ee) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

               (ff) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 16,277,133 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001 and ending in 2004 equal to the lesser of (i) 1,250,000 Shares, (ii) three percent (3%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board of Directors. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company, pursuant to any repurchase right which the Company may have, shall not be available for future grant under the Plan.

        4. ADMINISTRATION OF THE PLAN.

               (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

               (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

               (c) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

               (d) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                      (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                      (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights; and

                      (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

                      (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

               (e) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options or Stock Purchase Rights.

        5.     ELIGIBILITY.

               (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

               (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

               (c) The Plan shall not confer upon the holder of any Option or Stock Purchase Right any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such holder's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Section 16 of the Plan.

        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 14 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 10,000,000 Shares.

        9.     OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option that is:

                             (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option that is:

                             (A) granted prior to the date, if any, on which the
Common Stock becomes a Listed Security to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                             (B) granted to a person who, at the time of the
grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or

                             (C) granted prior to the date, if any, on which the
Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note (subject to the provisions of Section 153 of the Delaware General Corporation Law), (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10.    EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided, however, that if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant of the Company or any Parent or Subsidiary of the Company, the Option may become fully exercisable, and a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

               (c)    DISABILITY OF OPTIONEE.

                      (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                      (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months from the date of termination, the Option shall terminate.

               (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status as an Employee or Consultant. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

               (f) RULE 16B-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

        11.    STOCK PURCHASE RIGHTS.

               (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

               (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

        12.    TAXES

        (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

        (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

        (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

        (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise.

        (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

        (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

        13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the numbers of Shares set forth described in Sections 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been

"effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR SALE OF ASSETS. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets. For purposes of this Section 13(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each holder of an Option or a Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of such transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 13).

               (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

        14. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

        15. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        16.    AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AUTHORITY TO AMEND OR TERMINATE. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment under pursuant to Section 13 above) shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required

               (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with the Applicable Laws.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall approve from time to time.

        20. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

        21. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee or the Purchaser a copy of the Plan and any agreement(s) pursuant to which securities granted under the Plan are issued.

                               VENTRO CORPORATION

                        1999 DIRECTORS' STOCK OPTION PLAN


        1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

               All options granted hereunder shall be nonstatutory stock options.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "BOARD" means the Board of Directors of the Company.

               (b) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended.

               (d) "COMMON STOCK" means the Common Stock of the Company.

               (e) "COMPANY" means Ventro Corporation, a Delaware corporation.

               (f) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

               (g) "CORPORATE TRANSACTION" means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

               (h) "DIRECTOR" means a member of the Board.

               (i) "EMPLOYEE" means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (k) "OPTION" means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

               (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

               (m) "OPTIONEE" means an Outside Director who receives an Option.

               (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

               (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (p) "PLAN" means this 1999 Directors' Stock Option Plan.

               (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

               (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 280,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

        4.     ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

               (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

               (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 12,500 shares on such effective date, and (B) with respect to any person who becomes an Outside Director after the effective date of this Plan, 12,500 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                      (iii) Each Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (the "Subsequent Option") on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

                      (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                      (v) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

                      (vii) The terms of each option granted hereunder shall be as follows:

                             (1) each option shall be exercisable only while the
Outside Director remains a Director of the Company, except as set forth in
Section 9 below;

                             (2) the exercise price per Share shall be 100% of
the fair market value per Share on the date of grant of each option, determined in accordance with Section 8 hereof;

                             (3) each Option shall be fully vested and
exercisable on the date of grant.

               (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

               (e) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

        5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

        7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

        8.     EXERCISE PRICE AND CONSIDERATION.

               (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

               (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System). For purposes of the First Options granted on the effective date of this Plan, the fair market value per Share shall be the Price to Public as set forth in the final prospectus filed with the Securities Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

               (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

        9.     EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

               (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve
(12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

               (d) DEATH OF OPTIONEE. In the event of the death of an Optionee:
(A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the

Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

        10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

        11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

               (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii), (iii) and (iv) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction; provided however that in the event of a Change of Control, each optionee shall have the right to exercise all of his or her options to purchase Shares, immediately prior to the consummation of the transaction.

               For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

               (c) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

        12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13.    AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

               (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "Applicable Laws"). Such compliance shall be determined by the Company in consultation with its legal counsel.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                                  DETACH HERE

                                     PROXY

                               VENTRO CORPORATION

                              1500 PLYMOUTH STREET
                            MOUNTAIN VIEW, CA 94045

The undersigned hereby nominate(s), constitute(s) and appoint(s) David P. Perry and James G. Stewart, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of Ventro Corporation (the "Company") to be held at the Hyatt Rickey's Hotel, located at 4219 El Camino Real, Palo Alto, California 94306, on May 24, 2000 at 10:00 a.m. Pacific Standard Time, or at any adjournments thereof, and vote as specified herein the number of shares that the undersigned, if personally present would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS LISTED ON THE REVERSE SIDE AND "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE AND "FOR" THE OTHER PROPOSALS. IF ANY MATTERS NOT SPECIFIED IN THE NOTICE OF MEETING ARE PRESENTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT AND IN THE DISCRETION OF THE NAMED PROXY HOLDERS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY MAY ALSO BE REVOKED BY ATTENDING THE MEETING AND VOTING IN PERSON.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                                  DETACH HERE


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE.

1.   Election of Directors:

     Nominees: (01) Brook H. Byers, (02) David P. Perry, (03) Charles R. Burke,
     (04) Jonathan D. Callaghan, (05) Paul J. Nowak, (06) John A. Pritzker,
     (07) Naomi O. Seligman, (08) L. John Wilkerson, (09) Jan Leschly

               FOR                           WITHHELD
               ALL     [ ]              [ ]  FROM ALL
             NOMINEES                        NOMINEES

     [ ] ____________________________________________________
              For all nominees except as noted above


2.   Approve an amendment to the 1998 Stock Plan      FOR   AGAINST   ABSTAIN
     to reserve an additional 3,500,000 shares of     [ ]     [ ]       [ ]
     Ventro common stock thereunder for issuance.

3.   Approve an amendment to the 1999 Board of        FOR   AGAINST   ABSTAIN
     Directors' Plan to reserve an additional         [ ]     [ ]       [ ]
     30,000 shares of Ventro common stock
     thereunder for issuance.

4.   Approve the appointment of our independent       FOR   AGAINST   ABSTAIN
     auditors for 2000.                               [ ]     [ ]       [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporation or partnership name by authorized person.


Signature: ___________ Date: __________  Signature: ___________ Date: __________